UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2004

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

LYDALL, INC.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

The following is furnished as an Exhibit to this report:

Exhibit Number	Description of Exhibit
99.6	Press release dated July 30, 2004

Item 12. Results of Operations and Financial Condition

On July 30, 2004, Lydall, Inc. (the “Company”) issued a press release setting forth the Company’s financial results for the second quarter and six months ended June 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.6 and hereby incorporated by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

July 30, 2004	By:	/s/ JOHN J. KRAWCZYNSKI
John J. Krawczynski Controller (On behalf of the Registrant and as Principal Accounting Officer)

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LYDALL, INC.

Index to Exhibits

Exhibit Number
99.6	Press Release dated July 30, 2004, titled “Lydall Announces Financial Results for the Second Quarter and Six Months Ended June 30, 2004,” filed herewith.

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